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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 7, 2000 relating to the financial statements of Proligo, LLC, which appear in Gilead Sciences, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

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
                                                               /s/ PRICEWATERHOUSECOOPERS LLP
                                                       ---------------------------------------------
                                                                 PricewaterhouseCoopers LLP

Broomfiled, Colorado
February 7, 2001
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